Quarterly Holdings Report
for
Fidelity Advisor® Real Estate Fund
October 31, 2025
ARE-NPRT1-1225
1.809102.122
Common Stocks - 99.1%
	Shares	Value ($)
UNITED STATES - 99.1%
Real Estate - 99.1%
Health Care REITs - 12.7%
Ventas Inc	102,584	7,569,673
Welltower Inc	85,215	15,427,324
		22,996,997
Industrial REITs - 16.8%
Americold Realty Trust Inc	183,401	2,364,039
Prologis Inc	152,849	18,967,033
STAG Industrial Inc Class A	160,845	6,155,538
Terreno Realty Corp	48,292	2,758,922
		30,245,532
Real Estate Management & Development - 7.3%
CBRE Group Inc Class A (a)	42,358	6,456,630
Compass Inc Class A (a)	183,587	1,415,455
CoStar Group Inc (a)	23,669	1,628,664
Jones Lang LaSalle Inc (a)	7,067	2,156,071
Zillow Group Inc Class C (a)	19,715	1,478,231
		13,135,051
Residential REITs - 11.7%
American Homes 4 Rent Class A	109,117	3,448,097
Camden Property Trust	23,019	2,289,930
Equity Residential	94,194	5,598,891
Invitation Homes Inc	92,191	2,595,177
Sun Communities Inc	8,711	1,102,813
UDR Inc	178,834	6,024,917
		21,059,825
Retail REITs - 16.1%
Acadia Realty Trust	48,056	916,428
Curbline Properties Corp	23,700	546,522
FrontView REIT Inc	33,944	451,455
InvenTrust Properties Corp	23,738	650,421
Kimco Realty Corp	404,143	8,349,594
Macerich Co/The	81,736	1,401,772
NNN REIT Inc	193,989	7,848,795
Phillips Edison & Co Inc	48,226	1,631,968
Realty Income Corp	14,600	846,508
Regency Centers Corp	29,348	2,023,545
Tanger Inc	41,778	1,360,292
Urban Edge Properties	157,108	3,021,187
		29,048,487
Specialized REITs - 34.5%
American Tower Corp	82,557	14,776,052
CubeSmart	44,820	1,688,369
Digital Realty Trust Inc	36,262	6,179,407
Equinix Inc	19,167	16,215,475
Extra Space Storage Inc	8,418	1,124,140
Four Corners Property Trust Inc	73,005	1,725,838
Iron Mountain Inc	66,852	6,882,413
Lamar Advertising Co Class A	9,369	1,111,070
Public Storage Operating Co	27,426	7,639,787
SBA Communications Corp Class A	17,300	3,312,604
Weyerhaeuser Co	65,422	1,504,706
		62,159,861
TOTAL REAL ESTATE		178,645,753

TOTAL COMMON STOCKS (Cost $151,029,376)		178,645,753

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $2,070,607)	4.18	2,070,193	2,070,607

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $153,099,983)	180,716,360
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(332,124)
NET ASSETS - 100.0%	180,384,236

Legend

(a)	Non-income producing.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	991,976	6,717,206	5,638,605	12,357	30	-	2,070,607	2,070,193	0.0%
Fidelity Securities Lending Cash Central Fund	16,250	717,420	733,670	3	-	-	-	-	0.0%
Total	1,008,226	7,434,626	6,372,275	12,360	30	-	2,070,607

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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